UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2005
First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA		15701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL

On September 20, 2005, the Boards of Directors of First Commonwealth Financial Corporation (the "Company") and First Commonwealth Bank approved a plan to reorganize the operating affiliates of the Company.  The Company intends to streamline its organizational structure by merging its wholly-owned subsidiaries First Commonwealth Trust Company, First Commonwealth Systems Corporation and First Commonwealth Professional Resources, Inc. with and into First Commonwealth Bank, its principal operating subsidiary.  The transaction is subject to regulatory approval and is expected to be completed by December 31, 2005.

As part of the reorganization initiative, the Company expects to record pre-tax restructuring charges of approximately $2.7 million ($1.8 million after tax, or $0.03 per diluted share) primarily during the third quarter of 2005.  The charges are related to the payment of one-time termination benefits for approximately 30 people.  The entire amount of the restructuring charges will result in future cash expenditures.

The reorganization initiative is an extension of the Company's continuing effort to unify, streamline and simplify its business structure and operations.  The new structure will help expedite strategic business and operational decisions and create a more nimble organization capable of responding more rapidly to evolving and dynamic market conditions.

Item 7.01     REGULATION FD DISCLOSURE

On September 21, 2005, the Company issued a press release announcing the restructuring initiative described in Item 2.05 above.  A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference into this Item 7.01.

Statements contained in this Form 8-K that are not historical facts are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from estimated results, including, but not limited to, the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 - First Commonwealth Financial Corporation News Release dated September 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 22, 2005

                                             FIRST COMMONWEALTH FINANCIAL CORPORATION
                                             (Registrant)

                                             By:  /S/JOHN J. DOLAN
                                             John J. Dolan
                                             Executive Vice President and
                                             Chief Financial Officer